united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Wendy Wang, Ultimus Fund Solutions, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 3/31

Date of reporting period: 3/31/2022

Item 1. Reports to Stockholders.

USA Mutuals Vice Fund

(formerly, USA Mutuals Vitium Global Fund)

Institutional Class (VICVX)

Investor Class (VICEX)

Class A (VICAX)

Class C (VICCX)

USA Mutuals All Seasons Fund

(formerly, USA Mutuals Navigator Fund)

Institutional Class (UNAVX)

Annual Report

March 31, 2022

USA Mutuals Advisors, Inc.

Plaza of the Americas

700 North Pearl Street, Suite 900

Dallas, Texas 75201

Phone: 1-866-264-8783

Web: www.usamutuals.com

Dear Shareholder:

We write this letter to inform you of the economic conditions and fund performance during the past fiscal year.

Financial Conditions During Fiscal Year Period

During the fiscal year ended March 31, 2022, global equity markets continued their powerful rally off the mid-March 2020 lows through fiscal Q3. However, global equities reversed course and fell lower in fiscal Q4. The Russian invasion of Ukraine was a potential driver of rising commodity prices. This further amplified already high inflation. Moreover, Chinese equities were negative in fiscal Q4 with renewed COVID outbreaks that led to lockdowns in major cities. Further, the Chinese government showed increasing intervention across technology and foreign firms operating in China. In the US, the Federal Reserve raised interest rates, with a series of rate hikes expected through 2022. Globally, government bond yields have risen sharply. Central banks have increased hawkish rhetoric around bond purchases and have pivoted on rates with markets generally pricing in higher yields going forward.

Historical Market Performance of the Fund

During the fiscal year ended March 31, 2022, the Vice Fund Investor Class (VICEX) was down -11.61%, the Vice Fund Class A (without sales charge) was down -11.60%, the Vice Fund Class C (without sales charge) was down -12.26%, and the Vice Fund Institutional Class was down -11.40%. The Vice Fund trailed most broadly based equity indices markets during the period.

Every vice industry underperformed the market as they each faced specific challenges. Gaming was the major contributor to the underperformance, as concerns deepened around Chinese government not extending concessions to Macau casino operators. While these concerns have been somewhat allayed with Chinese government rhetoric in fiscal Q4, the risks remain prevalent. The other vice industries mainly

www.USAMutuals.com	1-800-MUTUALS	FA.sales@USAMutuals.com

suffered underperformance due to the markets risk appetite for growth stocks. Vice stocks, in general, skew toward value stocks that have earnings and dividends. Those stocks were generally out of favor during the period.

Outlook

The Vice Fund, since inception, is intended to comprise holdings that we believe are undervalued relative to the market at large. This undervaluation, in our view, is due to the market’s perception of these stocks as morally questionable. We believe this undervaluation anomaly persists in today’s markets more than we have witnessed in previous years. This is partially evidenced by the large number of new funds recently launched around investing in so-called environmental-and social governance-friendly stocks. We believe the rising amount of money chasing these stocks, and intentionally avoiding vice stocks, continues to present opportunities in vice. The stocks in the Vice Fund’s portfolio are typically cash flow positive with historically stable dividends. Whether the fiscal Q4 sell-off in growth stocks relative to value stocks continues in the short-term is anyone’s guess. However, we believe that these vice stocks remain undervalued relative to growth stocks and broader markets, and offer investment opportunities going forward.

Sincerely,

USA Mutual Advisors

6455-NLD-05092022

fundinfo@USAMutuals.com 1-800-MUTUALS www.USAMutuals.com

Dear Shareholder:

We write this letter to inform you of the economic conditions and fund performance during the past fiscal year.

Financial Conditions During Fiscal Year Period

During the fiscal year ended March 31, 2022, global equity markets continued their powerful rally off the mid-March 2020 lows through fiscal Q3. However, global equities reversed course and fell lower in fiscal Q4. The Russian invasion of Ukraine was a potential driver of rising commodity prices. This further amplified already high inflation. Moreover, Chinese equities were negative in fiscal Q4 with renewed COVID outbreaks that lead to lockdowns in major cities. In the US, the Federal Reserve raised interest rates, with a series of rate hikes expected through 2022. Globally, government bond yields have risen sharply. Central banks have increased hawkish rhetoric around bond purchases and a pivot on rates to higher levels.

Historical Market Performance of the Fund

During the fiscal year ended March 31, 2022, the Fund was +7.81%. The current manager took over the fund in Q4 of 2020. The principal investment strategy is the same under the current manager. The Fund seeks capital appreciation and capital preservation with lower volatility throughout market cycles – highly correlated with the Standard & Poor’s (“S&P”) 500® Index in bull markets, and less or negatively correlated in bear markets. The Fund only trades short-term futures and options contracts that are pared together in a structured trade. Performance is solely attributed – both portfolio contributors and detractors - to these structured trades.

www.USAMutuals.com	1-800-MUTUALS	FA.sales@USAMutuals.com

Outlook

The portfolio manager does not take a mid- or long-term directional view of markets. Trades are signaled when to enter and exit based on a mathematical model that weighs risk versus reward over short time periods, typically between 1 and 4 days.

The Fund, a diversified investment company, pursues its investment objective by employing a discretionary trading strategy which attempts to tactically allocate exposure levels in the U.S. stock market. Specifically, the Adviser invests the portfolio in long and short equity stock index futures, primarily on the S&P 500® Index; however, the Adviser may also invest in stock index futures listed on other equity exchanges.

The Fund investment strategy seeks to achieve its goals with a quantitative rules-based trading strategy. Moreover, we believe the following risk management levers are critical to achieving our stated goals:

●	Intraday stop-losses on underlying futures positions.

●	Overnight option hedges that may mitigate losses on adverse one day moves.

●	Only entering positions when the model detects a short-term asymmetry skewed to reward over risk

Sincerely,

USA Mutual Advisors

6457-NLD-05092022

fundinfo@USAMutuals.com 1-800-MUTUALS www.USAMutuals.com

USA Mutuals Vice Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2022

The Fund’s performance figures* for the year ended March 31, 2022, as compared to its benchmarks:

				Average Annual	Average Annual	Average Annual
				Return Since	Return Since	Return Since
		Annualized	Annualized	Inception	Inception	Inception
	One Year	Five Year	Ten Year	(12/8/2011)**	(4/1/2014)**	(8/30/2002)**
USA Mutuals Vice Fund Class A	(11.60)%	2.18%	6.71%	7.99%	N/A	N/A
USA Mutuals Vice Fund Class A with load of 5.75%	(16.69)%	0.97%	6.08%	7.37%	N/A	N/A
USA Mutuals Vice Fund Class C	(12.26)%	1.46%	5.94%	7.22%	N/A	N/A
USA Mutuals Vice Fund Institutional Class	(11.40)%	2.49%	N/A	N/A	3.82%	N/A
USA Mutuals Vice Fund Investor Class	(11.61)%	2.21%	6.73%	N/A	N/A	8.01%
S&P 500 Total Return Index ***	15.65%	15.99%	14.64%	15.71%	13.75%	10.68%
MSCI All Country World Index (Gross) ****	7.73%	12.20%	10.57%	11.49%	9.62%	9.36%

*	The performance data quoted here is historical and based on traded NAVs. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expense before fee waivers, including underlying funds, are 1.61%, 2.36%, 1.41% and 1.61% for the Fund’s Class A, Class C, Institutional Class and Investor Class shares, respectively, per the Fund’s July 29, 2021 prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Class A shares and Class C shares are subject to a 1.00% maximum deferred sales charge. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. For performance information current to the most recent month-end, please call 1-866-264-8783.

**	Class A and Class C commenced operations on December 8, 2011. Institutional Class commenced operations on April 1, 2014. Investor Class commenced operations on August 30, 2002.

***	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

****	The MSCI All Country World Index (gross) is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is gross of any withholding taxes. Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry as of March 31, 2022	% of Net Assets
Beverages	26.8%
Tobacco & Cannabis	24.2%
Leisure Facilities & Services	23.9%
Aerospace & Defense	21.1%
Collateral for Securities Loaned	4.4%
Gaming REITs	1.7%
Biotech & Pharma	0.7%
Liabilities in Excess of Other Assets	(2.8)%
100.0%

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

USA Mutuals All Seasons Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2022

The Fund’s performance figures* for the year ended March 31, 2022, as compared to its benchmark:

		Average Annual
		Return Since
	One Year	Inception**
USA Mutuals All Seasons Fund Institutional Class	7.81%	5.30%
S&P 500 Total Return Index ***	15.65%	15.76%

*	The performance data quoted here is historical and based on traded NAVs. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expense before fee waivers, including underlying funds, is 2.40% for the Institutional Class, per the Fund’s July 29, 2021 prospectus. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. For performance information current to the most recent month-end, please call 1-866-264-8783.

**	Fund commenced operations on October 13, 2017.

***	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset as of March 31, 2022 *	% of Net Assets
Short-Term Investment	11.8%
Other Assets Less Liabilities	88.2%
100.0%

* Does not include derivatives in which the Fund invests.

Please refer to the Schedule of Investments in this report for a detailed listing of the Fund’s holdings.

USA MUTUALS VICE FUND
SCHEDULE OF INVESTMENTS
March 31, 2022

Shares		Fair Value
	COMMON STOCKS — 98.4%

	AEROSPACE & DEFENSE - 21.1%
486,265	BAE Systems plc	$4,582,488
14,700	Northrop Grumman Corporation (e)	6,574,134
57,958	Raytheon Technologies Corporation (e)	5,741,899
		16,898,521
	BEVERAGES - 26.8%
15,000	Carlsberg A/S - Series B	1,851,882
19,000	Constellation Brands, Inc., Class A	4,376,080
24,500	Diageo plc - ADR	4,976,930
45,000	Heineken N.V.	4,310,322
26,500	Pernod Ricard S.A.	5,842,959
		21,358,173
	BIOTECH & PHARMA - 0.7%
500,000	Mind Medicine MindMed, Inc.(a),(b)	555,000

	GAMING REITS - 1.7%
28,322	Gaming and Leisure Properties, Inc.	1,329,151

	LEISURE FACILITIES & SERVICES - 23.9%
130,000	DraftKings, Inc., Class A(a),(b)	2,531,100
22,500	Evolution A.B.	2,316,132
10,000	Flutter Entertainment plc - ADR(a)	574,000
1,155,000	Galaxy Entertainment Group Ltd.	6,930,048
61,000	Las Vegas Sands Corporation(a)	2,371,070
1,400,000	Melco International Development Ltd.(a)	1,293,966
850,000	Sands China Ltd.(a)	2,059,546
1,474,600	Wynn Macau Ltd.(a)	1,080,544
		19,156,406
	TOBACCO & CANNABIS - 24.2%
60,000	Altria Group, Inc.	3,135,000
93,000	British American Tobacco plc - ADR	3,920,880
27,000	Canopy Growth Corporation(a),(b)	204,660
55,000	Philip Morris International, Inc.	5,166,700

The accompanying notes are an integral part of these financial statements.

USA MUTUALS VICE FUND
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2022

		Fair Value
	COMMON STOCKS — 98.4% (Continued)

	TOBACCO & CANNABIS - 24.2% (Continued)
925,000	Swedish Match A.B.	$6,971,497
		19,398,737
	TOTAL COMMON STOCKS (Cost $55,295,567)	$78,695,988

Shares

	COLLATERAL FOR SECURITIES LOANED — 4.4%
3,540,257	First American Government Obligations Fund, Class X, 0.18% (c),(d)	3,540,257
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost $3,540,257)	3,540,257

	TOTAL INVESTMENTS - 102.8% (Cost $58,835,824)	$82,236,245
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.8)%	(2,212,852)
	NET ASSETS - 100.0%	$80,023,393

ADR	- American Depositary Receipt

A/S	- Anonim Sirketi

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $3,256,276 at March 31, 2022.

(c)	Rate disclosed is the seven day effective yield as of March 31, 2022.

(d)	Security was purchased with cash received as collateral for securities on loan at March 31, 2022. Total collateral had a value of $3,540,257 at March 31, 2022.

(e)	All or a portion of the security is held in a separate collateral account at March 31, 2022 for futures contracts. The total fair value of collateral as of March 31, 2022 is $11,633,837 and represents 14.54% of the Fund’s net assets.

The accompanying notes are an integral part of these financial statements.

USA MUTUALS ALL SEASONS FUND
SCHEDULE OF INVESTMENTS
March 31, 2022

Shares					Fair Value
	SHORT-TERM INVESTMENT — 11.8%

	MONEY MARKET FUND - 11.8%
942,902	First American Government Obligations Fund, Class X, 0.18% (a)				$942,902
	SHORT-TERM INVESTMENT (Cost $942,902)				942,902

Contracts(b)		Expiration Date	Exercise Price	Notional Value	Fair Value
	PURCHASED OPTIONS - 0.1%

	PUT OPTIONS PURCHASED - 0.1%
15	S&P Emini S&P 500 Index (c)(d)	04/01/2022	$4,450	$3,337,500	$1,163
17	S&P Emini S&P 500 Index (c)(d)	04/01/2022	4,500	3,825,000	7,650
	TOTAL PURCHASED OPTIONS (Cost - $8,775)				8,813

	TOTAL PURCHASED OPTIONS (Cost - $8,775)				8,813

	TOTAL INVESTMENTS - 11.9% (Cost $951,677)				$951,715
	OTHER ASSETS IN EXCESS OF LIABILITIES - 88.1%				7,072,960
	NET ASSETS - 100.0%				$8,024,675

(a)	Rate disclosed is the seven day effective yield as of March 31, 2022.

(b)	Each contract is equivalent to one futures contract.

(c)	Non-income producing security.

(d)	Each Purchased Option contract allows the option holder to buy/sell 50 shares of the underlying security at the exercise price for the S&P E-mini S&P 500 Index.

The accompanying notes are an integral part of these financial statements.

USA Mutuals Funds
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2022

		USA Mutuals All Seasons
	USA Mutuals Vice Fund	Fund
Assets
Investment securities:
Securities at cost	$58,835,824	$951,677
Securities at fair value	$82,236,245	$951,715
Cash	193	—
Deposit at Broker:
Futures contracts	1,073,161	—
Option contracts	—	7,799,038
Prepaid expenses to related parties	22,679	—
Receivable for Fund shares sold	18,681	—
Foreign reclaims receivable	128,903	—
Dividends and interest receivable	273,634	57
Prepaid expenses and other assets	63,851	6,722
Total Assets	83,817,347	8,757,532

Liabilities
Payable for securities lending collateral received	3,540,257	—
Payable for Fund shares redeemed	35,007	620,379
Line of credit outstanding	138,000	—
Investment advisory fees payable	39,957	28,528
Payable to related parties	—	30,656
Distribution (12b-1) fees payable	18,513	—
Trustee fees payable	694	6,995
Accrued expenses and other liabilities	21,526	46,299
Total Liabilities	3,793,954	732,857
NET ASSETS	$80,023,393	$8,024,675

Net Assets Consist of:
Paid in capital	$57,704,302	$12,714,314
Accumulated earnings (loss)	22,319,091	(4,689,639)
NET ASSETS	$80,023,393	$8,024,675

The accompanying notes are an integral part of these financial statements.

USA Mutuals Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
March 31, 2022

		USA Mutuals All Seasons
	USA Mutuals Vice Fund	Fund
Net Asset Value Per Share:
Institutional Class
Net Assets	$3,556,264	$8,024,675
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	144,832	341,922
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$24.55	$23.47

Investor Class
Net Assets	$66,802,077
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,785,765
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$23.98

Class A
Net Assets	$5,602,662
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	235,436
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$23.80
Maximum offering price per share (b)	$25.25

Class C
Net Assets	$4,062,390
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	178,591
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (c)	$22.75

(a)	Subject to a contingent deferred sales charge (“CDSC”) of 1.00% on purchases of $1 million or more redeemed within 18 months of purchase.

(b)	The maximum offering price per share is calculated as 100/94.25 of NAV.

(c)	Subject to a CDSC of 1.00% on shares redeemed within 12 months of purchase.

The accompanying notes are an integral part of these financial statements.

USA Mutuals Funds
STATEMENTS OF OPERATIONS
For The Year Ended March 31, 2022

	USA Mutuals Vice Fund	USA Mutuals All Seasons Fund
Investment Income
Dividends (Less: Foreign withholding taxes $57,899, and $0)	$1,873,220	$—
Interest	159	286
Securities lending, net	14,713	—
Total Investment Income	1,888,092	286

Expenses
Investment advisory fees	916,784	229,603
Distribution (12b-1) fees:
Class A	16,403	—
Class C	66,446	—
Investor Class	195,737	—
Transfer agent fees	126,928	41,235
Custodian fees	72,056	16,362
Registration fees	55,212	46,244
Printing and postage expenses	45,025	12,452
Administrative services fees	37,773	57,839
Shareholder servicing fees	33,364	4,411
Audit and tax fees	27,186	11,667
Compliance officer fees	14,237	7,439
Insurance expense	1,459	6,687
Interest expense	909	33
Legal Fees	—	9,892
Trustees fees and expenses	—	3,873
Other expenses - Excluded from cap	5,438	—
Other expenses	22,526	3,911
Total Expenses	1,637,483	451,648

Less: Fees waived/reimbursed by the Advisor	(157,169)	(191,390)
Net Expenses	1,480,314	260,258
Net Investment Income (Loss)	407,778	(259,972)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	52,888	(310,805)
Options written	61,113	94,736
Futures contracts	(859,145)	1,069,368
	(745,144)	853,299
Net change in unrealized appreciation (depreciation) of:
Investments	(12,069,763)	38,766
Foreign currency translations	81,503	—
Futures contracts	460,855	(25,194)
	(11,527,405)	13,572
Net Realized and Unrealized Gain (Loss)	(12,272,549)	866,871

Net Increase (Decrease) in Net Assets Resulting From Operations	$(11,864,771)	$606,899

The accompanying notes are an integral part of these financial statements.

USA Mutuals Vice Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	March 31, 2022	March 31, 2021
From Operations
Net investment income	$407,778	$337,185
Net realized gain (loss) from investments, foreign currencies and futures contracts	(745,144)	14,314,917
Net change in unrealized appreciation (depreciation) of investments, foreign currencies and futures contracts	(11,527,405)	27,504,919
Net increase (decrease) in net assets resulting from operations	(11,864,771)	42,157,021

DISTRIBUTIONS TO SHAREHOLDERS
From distributions:
Institutional Class	(558,750)	(251,181)
Investor Class	(9,974,760)	(3,409,064)
Class A	(832,175)	(274,480)
Class C	(882,194)	(317,744)
Decrease in net assets from distributions to shareholders	(12,247,879)	(4,252,469)

Capital Transactions
Institutional Class:
Proceeds from shares sold	1,095,315	855,677
Shares issued in reinvestment of distributions	540,589	238,962
Payments for shares redeemed	(3,497,071)	(3,359,289)
Net decrease from capital transactions	(1,861,167)	(2,264,650)

Investor Class:
Proceeds from shares sold	1,905,069	2,674,097
Shares issued in reinvestment of distributions	9,609,298	3,286,321
Payments for shares redeemed	(14,626,742)	(27,621,927)
Net decrease from capital transactions	(3,112,375)	(21,661,509)

Class A:
Proceeds from shares sold	561,044	229,994
Shares issued in reinvestment of distributions	792,067	255,177
Payments for shares redeemed	(1,442,629)	(2,584,255)
Net decrease from capital transactions	(89,518)	(2,099,084)

The accompanying notes are an integral part of these financial statements.

USA Mutuals Vice Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	March 31, 2022	March 31, 2021
Capital Transactions (Continued)
Class C:
Proceeds from shares sold	$79,348	$36,870
Shares issued in reinvestment of distributions	812,385	299,322
Payments for shares redeemed	(3,145,116)	(2,553,473)
Net decrease from capital transactions	(2,253,383)	(2,217,281)

Total Decrease in Net Assets From Capital Transactions	(7,316,443)	(28,242,524)

Total Increase (Decrease) in Net Assets	(31,429,093)	9,662,028

Net Assets
Beginning of Year	111,452,486	101,790,458
End of Year	$80,023,393	$111,452,486

SHARE ACTIVITY
Institutional Class:
Shares Sold	36,736	32,618
Shares Reinvested	22,219	8,117
Shares Redeemed	(118,326)	(121,367)
Net decrease in shares of beneficial interest outstanding	(59,371)	(80,632)

Investor Class:
Shares Sold	72,307	98,157
Shares Reinvested	404,092	113,595
Shares Redeemed	(518,827)	(1,000,817)
Net decrease in shares of beneficial interest outstanding	(42,428)	(789,065)

Class A:
Shares Sold	18,495	8,431
Shares Reinvested	33,562	8,879
Shares Redeemed	(50,743)	(96,541)
Net increase (decrease) in shares of beneficial interest outstanding	1,314	(79,231)

Class C:
Shares Sold	2,653	1,413
Shares Reinvested	35,930	10,728
Shares Redeemed	(125,975)	(95,882)
Net decrease in shares of beneficial interest outstanding	(87,392)	(83,741)

The accompanying notes are an integral part of these financial statements.

USA Mutuals All Seasons Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	March 31, 2022	March 31, 2021
From Operations
Net investment loss	$(259,972)	$(1,165,093)
Net realized gain from investments, foreign currencies and futures contracts	853,299	20,268,205
Net change in unrealized appreciation (depreciation) of investments, foreign currencies and futures contracts	13,572	(4,405,716)
Net increase in net assets resulting from operations	606,899	14,697,396

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions:
Institutional Class	—	(1,430)
Decrease in net assets from distributions to shareholders	—	(1,430)

Capital Transactions
Institutional Class:
Proceeds from shares sold	1,558,511	12,682,019
Shares issued in reinvestment of distributions	—	1,403
Payments for shares redeemed	(18,917,696)	(119,719,105)
Net decrease from capital transactions	(17,359,185)	(107,035,683)

Total Decrease in Net Assets	(16,752,286)	(92,339,717)

Net Assets
Beginning of Year	$24,776,961	$117,116,678
End of Year	$8,024,675	$24,776,961

SHARE ACTIVITY
Institutional Class:
Shares Sold	68,746	606,933
Shares Reinvested	—	65
Shares Redeemed	(864,753)	(5,628,096)
Net decrease in shares of beneficial interest outstanding	(796,007)	(5,021,098)

The accompanying notes are an integral part of these financial statements.

USA Mutuals Vice Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Institutional Class

	Year Ended March		Year Ended March	Year Ended March		Year Ended March	Year Ended March
	31, 2022		31, 2021	31, 2020		31, 2019	31, 2018
Net asset value, beginning of year	$32.19		$22.67	$29.60		$32.68	$28.74
Activity from investment operations:
Net investment income (1)	0.21		0.16	0.42		0.41	0.38
Net realized and unrealized gain (loss)	(3.92)		10.52	(5.83)		(3.20)	4.64
Total from investment operations	(3.71)		10.68	(5.41)		(2.79)	5.02
Less distributions from:
Net investment income	—		—	(0.39)		(0.21)	(0.37)
Net realized gains	(3.93)		(1.16)	(1.13)		(0.08)	(0.71)
Total distributions	(3.93)		(1.16)	(1.52)		(0.29)	(1.08)
Net asset value, end of year	$24.55		$32.19	$22.67		$29.60	$32.68
Total return (2)	(11.40)%		47.57%	(19.57	)% (7)	(8.49)%	17.52%
Net assets, at end of year (000s)	$3,556		$6,574	$6,457		$10,445	$12,152
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including extraordinary expenses (4)	1.38	% (3)	1.41%	1.57	% (6)	1.30%	1.28%
Ratio of net expenses to average net assets, including extraordinary expenses (5)	1.24%		1.25%	1.34	% (7)	1.24%	1.24%
Ratio of net investment income to average net assets (5)(6)	0.70%		0.57%	1.40	% (7)	1.37%	1.21%
Portfolio Turnover Rate	7%		7%	32%		15%	20%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses total returns would have been lower.

(3)	Interest expense was less than 0.005%.

(4)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver. Excluding interest expense, the following ratios for the year ended March 31, 2021 as follows:

Gross expenses	Net expenses
1.40%	1.24%

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Total returns and ratios to average net assets exclude the impact of extraordinary expenses for the year ended March 31, 2020 as follows:

Total return	Gross expenses	Net expenses	Net investment income
(19.46)%	1.47%	1.24%	1.50%

The accompanying notes are an integral part of these financial statements.

USA Mutuals Vice Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Investor Class

	Year Ended March	Year Ended March	Year Ended March		Year Ended March	Year Ended March
	31, 2022	31, 2021	31, 2020		31, 2019	31, 2018
Net asset value, beginning of year	$31.62	$22.33	$29.18		$32.31	$28.45
Activity from investment operations:
Net investment income (1)	0.14	0.10	0.34		0.32	0.27
Net realized and unrealized gain (loss)	(3.85)	10.35	(5.74)		(3.20)	4.61
Total from investment operations	(3.71)	10.45	(5.40)		(2.88)	4.88
Less distributions from:
Net investment income	—	—	(0.32)		(0.17)	(0.31)
Net realized gains	(3.93)	(1.16)	(1.13)		(0.08)	(0.71)
Total distributions	(3.93)	(1.16)	(1.45)		(0.25)	(1.02)
Net asset value, end of year	$23.98	$31.62	$22.33	(6)	$29.18	$32.31
Total return (2)	(11.61)%	47.26%	5.48%		5.39%	5.90%
Net assets, at end of year (000s)	$66,802	$89,427	$80,791		$126,599	$189,274
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including extraordinary expenses (3)(4)	1.64%	1.61%	1.77	% (6)	1.53%	1.53%
Ratio of net expenses to average net assets, including extraordinary expenses (4)	1.49%	1.49%	1.59	% (6)	1.49%	1.49%
Ratio of net investment income to average net assets (4)(5)	0.47%	0.35%	1.15	% (6)	1.07%	0.87%
Portfolio Turnover Rate	7%	7%	32%		15%	20%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver. Interest expenses was less than 0.005%.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Total returns and ratios to average net assets exclude the impact of extraordinary expenses for the year ended March 31, 2020 as follows:

Total return	Gross expenses	Net expenses	Net investment income
(19.64)%	1.67%	1.49%	1.25%

The accompanying notes are an integral part of these financial statements.

USA Mutuals Vice Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class A

	Year Ended March		Year Ended March		Year Ended March		Year Ended March		Year Ended March
	31, 2022		31, 2021		31, 2020		31, 2019		31, 2018
Net asset value, beginning of year	$31.41		$22.20		$29.01		$32.18		$28.33
Activity from investment operations:
Net investment income (1)	0.13		0.09		0.34		0.32		0.27
Net realized and unrealized gain (loss)	(3.81)		10.28		(5.70)		(3.24)		4.60
Total from investment operations	(3.68)		10.37		(5.36)		(2.92)		4.87
Less distributions from:
Net investment income	—		—		(0.32)		(0.17)		(0.31)
Net realized gains	(3.93)		(1.16)		(1.13)		(0.08)		(0.71)
Total distributions	(3.93)		(1.16)		(1.45)		(0.25)		(1.02)
Net asset value, end of year	$23.80		$31.41		$22.20		$29.01		$32.18
Total return (2)	(11.60)%		47.17%		(19.76	)% (7)	(9.03)%		17.27%
Net assets, at end of year (000s)	$5,603		$7,355		$6,955		$11,531		$16,664
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including extraordinary expenses (5)	1.64	% (3)	1.61	% (4)	1.77	% (4,7)	1.53	% (4)	1.53	% (4)
Ratio of net expenses to average net assets, including extraordinary expenses (5)	1.49%		1.50%		1.59	% (7)	1.49%		1.49%
Ratio of net investment income to average net assets (5)(6)	0.47%		0.34%		1.15	% (7)	1.08%		0.88%
Portfolio Turnover Rate	7%		7%		32%		15%		20%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses total returns would have been lower.

(3)	Interest expense was less than 0.005%.

(4)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver. Excluding interest expense, the following ratios for the year ended March 31, 2021 as follows:

Gross expenses	Net expenses
1.60%	1.49%

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Total returns and ratios to average net assets exclude the impact of extraordinary expenses for the year ended March 31, 2020 as follows:

Total return	Gross expenses	Net expenses	Net investment income
(19.65)%	1.67%	1.49%	1.25%

The accompanying notes are an integral part of these financial statements.

USA Mutuals Vice Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class C

	Year Ended March		Year Ended March		Year Ended March		Year Ended March		Year Ended March
	31, 2022		31, 2021		31, 2020		31, 2019		31, 2018
Net asset value, beginning of year	$30.44		$21.70		$28.41		$31.56		$27.86
Activity from investment operations:
Net investment income (loss) (1)	(0.09)		(0.11)		0.12		0.10		0.03
Net realized and unrealized gain (loss)	(3.67)		10.01		(5.58)		(3.12)		4.52
Total from investment operations	(3.76)		9.90		(5.46)		(3.02)		4.55
Less distributions from:
Net investment income	—		—		(0.12)		(0.05)		(0.14)
Net realized gains	(3.93)		(1.16)		(1.13)		(0.08)		(0.71)
Total distributions	(3.93)		(1.16)		(1.25)		(0.13)		(0.85)
Net asset value, end of year	$22.75		$30.44		$21.70		$28.41		$31.56
Total return (2)	(12.26)%		46.09%		(20.35	)% (7)	(9.51)%		16.38%
Net assets, at end of year (000s)	$4,062		$8,097		$6,955		$11,531		$16,664
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including extraordinary expense (4)(5)	2.38	% (3)	2.36	% (4)	2.52	% (4,7)	2.28	% (4)	2.28	% (4)
Ratio of net expenses to average net assets, including extraordinary expense (5)	2.24%		2.25%		2.34	% (7)	2.24%		2.24%
Ratio of net investment income (loss) to average net assets (5)(6)	(0.32)%		(0.42)%		0.40	% (7)	0.34%		0.12%
Portfolio Turnover Rate	7%		7%		32%		15%		20%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses total returns would have been lower.

(3)	Interest expense was less than 0.005%.

(4)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver. Excluding interest expense, the following ratios for the year ended March 31, 2021 as follows:

Gross expenses	Net expenses
2.35%	2.24%

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Total returns and ratios to average net assets exclude the impact of extraordinary expenses for the year ended March 31, 2020 as follows:

Total return	Gross expenses	Net expenses	Net investment income
(20.24)%	2.42%	2.24%	0.50%

The accompanying notes are an integral part of these financial statements.

USA Mutuals All Seasons Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Institutional Class

	Year Ended March	Year Ended March		Year Ended March	Year Ended March	Period Ended
	31, 2022	31, 2020		31, 2020	31, 2019	March 31, 2018 (1)
Net asset value, beginning of period	$21.77	$19.02		$22.04	$20.48	$20.00
Activity from investment operations:
Net investment income (loss) (2)	(0.44)	(0.32)		(0.03)	0.02	(0.07)
Net realized and unrealized gain (loss)	2.14	3.07		(1.66)	1.71	0.68
Total from investment operations	1.70	2.75		(1.69)	1.73	0.61
Less distributions from:
Net investment income	—	(0.00	) (3)	(0.02)	—	—
Net realized gains	—	—		(1.31)	(0.17)	(0.13)
Total distributions	—	(0.00)		(1.33)	(0.17)	(0.13)
Net asset value, end of period	$23.47	$21.77		$19.02	$22.04	$20.48
Total return (4)	7.81%	14.52%		(8.80)%	8.54%	3.02	% (5)
Net asset value, end of period	$8,025	$24,777		$117,117	$62,026	$23,125
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (6)	3.45%	2.36%		2.34%	2.39%	3.16	% (7)
Ratio of net expenses to average net assets	1.99%	1.99%		1.99%	1.99%	1.99	% (7)
Ratio of net investment income (loss) to average net assets	(1.99)%	(1.56)%		(0.14)%	0.08%	(0.78	)% (7)
Portfolio Turnover Rate	0%	0%		0%	0%	0	% (5)

(1)	The USA Mutuals All Seasons Fund commenced operations October 13, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor.

(7)	Annualized for periods less than one full year.

(8)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver. Interest expense was less than 0.005%.

The accompanying notes are an integral part of these financial statements.

USA Mutuals Funds

NOTES TO FINANCIAL STATEMENTS

March 31, 2022

1.	ORGANIZATION

The USA Mutuals Vice Fund (“Vice Fund”), formerly known as USA Mutuals Vitium Global Fund, and USA Mutuals All Seasons Fund (“All Seasons Fund”), formerly known as USA Mutuals Navigator Fund, (each a “Fund” or collectively the “Funds”) are diversified series of shares of beneficial interest of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Vice Fund has the investment objective to seek long-term growth of capital. The All Seasons Fund seeks to achieve capital appreciation and capital preservation with lower volatility throughout market cycles – highly correlated with the S&P 500 Index in bull markets, and less or negatively correlated in bear markets. The Vice Fund commenced operations on August 30, 2002. The All Seasons Fund commenced operations on October 13, 2017.

The Vice Fund offers four share classes designated as Institutional Class, Investor Class, Class A, and Class C. The All Seasons Fund offers only one share class designated as the Institutional Class. The Institutional Class of the Vice Fund commenced operations on April 1, 2014, the Investor Class commenced operations on August 30, 2002, and both the Class A and Class C shares commenced operations on December 8, 2011. The Institutional Class of the All Seasons Fund commenced operations on October 13, 2017. Each class of the Vice Fund represents an interest in the same assets of the Vice Fund and the classes are identical except for differences in their ongoing service and distribution charges. Fund level income and expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative net assets within the Vice Fund. Class specific expenses are allocated to that share class. Class A shares are subject to an initial maximum sales charge of 5.75% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Vice Fund’s prospectus. A contingent deferred sales charge of 1.00% may be imposed on Class A share purchases of $1 million or more that are redeemed within 18 months of purchase. Class C shares are subject to a 1.00% contingent deferred sales charge for redemptions made within 12 months of purchase, in accordance with the Vice Fund’s prospectus. The contingent deferred sales charge for these Class C shares is based on the net asset value (“NAV”) of the shares at the time of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

Security Valuation – The Funds value their investments at fair value. Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Exchange traded futures and future options are valued at the final settle price or, in

USA Mutuals Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

the absence of a settle price, at the last sale price on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds – Each Fund may invest in portfolios of open- end or closed-end investment companies (the “Underlying Funds”). Investment companies are valued at their respective NAV’s as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and exchange traded funds (“ETFs”), after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Funds will not change.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal

USA Mutuals Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

exchange on which they are traded, but prior to a Fund’s calculation of its NAV. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

USA Mutuals Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of March 31, 2022 for the Funds’ assets and liabilities measured at fair value:

Vice Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$78,695,988	$—	$—	$78,695,988
Collateral for Securities Loaned	3,540,257	—	—	3,540,257
Total	$82,236,245	$—	$—	$82,236,245

All Seasons Fund

Assets *	Level 1	Level 2	Level 3	Total
Short-Term Investment	$942,902	$—	$—	$942,902
Purchased Options	8,813	—	—	8,813
Total	$951,715	$—	$—	$951,715

The Funds did not hold any Level 3 securities during the period.

*	Please refer to the Schedule of Investments for industry classifications.

Exchange Traded Funds – The Funds may invest in ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Funds may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning its underlying securities, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, potentially unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short. As of March 31, 2022, the Funds had no open short positions.

Commodity Risk – A Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Futures – The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. To manage equity price risk, the Funds may enter into futures contracts. Upon entering into a futures contract with a broker, each Fund is required to deposit, in a segregated account, a specified amount of cash which is classified as “cash deposit” with broker in the accompanying Statements of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in the “net unrealized appreciation from future contracts” account. Periodically, the Funds receive from, or pay to the brokers, a specified amount of cash based upon changes in the “net unrealized appreciation from open future contracts” account. When a contract is closed, the Funds recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Funds since futures are exchange

USA Mutuals Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are listed after each Fund’s Schedule of Investments. There are no open futures contracts as of March 31, 2022.

The notional value represents amounts related to each Fund’s futures contracts upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of the Funds’ futures contracts. Further, the underlying price changes in relation to variables specified by the notional values affect the fair value of these derivative financial instruments. Theoretically, each Fund’s exposure is equal to the notional value of contracts held. Each Fund’s obligations will generally equal only the amount to be paid or received through a futures contract.

The Vice Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such non-hedging positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act (the “CEA”) and regulations of the Commodity Futures Trading Commission (“CFTC”)), do not exceed 5% of the liquidation value of the Fund, or if the aggregate net notional value of the Fund’s commodity positions does not exceed 100% of the liquidation value of the Fund.

Options Transactions – The Funds are subject to equity price risk in the normal course of pursuing its investment objectives and may purchase or sell options to help hedge against this risk.

When the Funds write a call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Call options are purchased to hedge against an increase in the value of securities held in a Fund’s portfolio. If such an increase occurs, the call options will permit the Fund to purchase the securities underlying such options at the exercise price, not at the current market price. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

USA Mutuals Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations – The following is a summary of the location of derivative investments of each Fund in the Statements of Assets and Liabilities as of March 31, 2022:

Location on the Statements of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives
Equity	Investment securities

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of March 31, 2022:

Asset Derivatives Investment Value
	Equity	Total value at
	Contracts	March 31, 2022
All Seasons Fund Purchased Options	$8,813	$8,813

The following is a summary of the location of derivative investments of each Fund in the Statements of Operations for the year ended March 31, 2022.

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity, Commodity, and Currency Contracts	Net realized gain (loss) from: Investments, written options, and futures contracts Net change in unrealized appreciation (depreciation) on: Investments, written options, and futures contracts

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2022:

Realized gain (loss) on derivatives recognized in the Statements of Operations

				For the
	Equity	Commodity	Currency	year ended
Derivative Investment type	Contracts	Contracts	Contracts	March 31, 2022
Vice Fund
Purchased Options - Investments	$32,559	$—	$—	$32,559
Options Written	61,113	—	—	61,113
Futures Contracts	(1,188,372)	329,345	(118)	(859,145)

All Seasons Fund
Purchased Options - Investments	$(310,805)	$—	$—	$(310,805)
Options Written	94,736	—	—	94,736
Futures Contracts	1,069,368	—	—	1,069,368

USA Mutuals Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statement of Operations

				For the
	Equity	Commodity	Currency	year ended
Derivative Investment type	Contracts	Contracts	Contracts	March 31, 2022
Vice Fund
Purchased Options - Investments	$46,281	$—	$—	$46,281
Futures Contracts	250,655	210,200	—	460,855

All Seasons Fund
Purchased Options - Investments	$38,766	$—	$—	$38,766
Futures Contracts	(25,194)	—	—	(25,194)

The average notional value of the derivative instruments for the year ended March 31, 2022 is disclosed below:

	Average Notional Value
	Long	Short	Purchased	Written
	Futures	Futures	Options	Options
Vice Fund	$6,059,821	$—	$5,938,438	$—
All Seasons Fund	2,823,708	—	4,614,375	—

Offsetting of Financial Assets and Derivative Assets and Liabilities – The Funds’ policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative. The following tables show additional information regarding derivatives and the offsetting of assets and liabilities at March 31, 2022.

Assets:

Gross Amounts Not Offset in the Statement of
All Seasons Fund				Assets & Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts of	Statement of	Statement of Assets &	Financial	Cash Collateral
Description	Recognized Assets	Assets & Liabilities	Liabilities	Instruments	Received	Net Amount
Purchased Options	$8,813	$—	$8,813	$—	$—	$8,813
Total	$8,813	$—	$8,813	$—	$—	$8,813

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities; sales and maturities of short term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net

USA Mutuals Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period-end, resulting from changes in the exchange rate. The Funds may be subject to foreign taxes related to foreign income received, capital gains on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in foreign jurisdictions in which the Funds invest.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income and expenses are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. The Funds must use estimates in reporting the current calendar year character of their income and distributions for financial statement purposes. The actual character of distributions to the Funds’ shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Funds’ shareholders may represent a return of capital.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared annually by each Fund. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax- basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

Federal Income Tax – It is the Funds’ policy to qualify as regulated investment companies by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years ended March 31, 2019 to March 31, 2021 or expected to be taken in the Funds’ March 31, 2022 tax returns. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The Funds identify their major tax jurisdictions as U.S. federal, Ohio, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such

USA Mutuals Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS

For the year ended March 31, 2022, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments were as follows:

	Purchases	Sale Proceeds
	(excluding U.S.	(excluding U.S.
	Government	Government
Fund	Securities)	Securities)
Vice Fund	$7,980,771	$6,123,769
All Seasons Fund	—	—

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

USA Mutuals Advisors, Inc. serves as the Funds’ investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of each Fund, the Adviser, under the oversight of the Board, oversees the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, each Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.95% and 1.75% for the Vice Fund and All Seasons Fund, respectively, of each Fund’s average daily net assets. For the year ended March 31, 2022, the Funds incurred advisory fees of $916,784 for the Vice Fund and $229,603 for the All Seasons Fund.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of each Fund until at least July 31, 2023 to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, shareholder servicing plan fees, taxes, interest and dividends on short positions, brokerage, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), extraordinary expenses such as litigation or class specific expenses like distribution (12b-1) fees) will not exceed 1.24% of the average daily net assets of each share class of the Vice Fund and 1.99% of the average daily net assets of the All Seasons Fund. Fees waived or reimbursed by the Adviser may be recouped by the Adviser from the relevant Fund, to the extent that overall expenses fall below the expense limitation, within three years following when such amounts were waived and/or reimbursed if such recoupment can be achieved within the lesser of the foregoing expense limits or the expenses limits in place at the time of the recoupment. During the year ended March 31, 2022, the Adviser waived fees of $ 157,169 and $191,390 for the Vice Fund and All Seasons Fund, respectively, which are subject to recapture

USA Mutuals Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

by the Adviser. As of March 31, 2022, the Adviser has waived fees that can be recouped up to three years from the date incurred as summarized below:

	March 31,
	2023	2024	2025	Total
Vice Fund	$266,183	$134,903	$157,169	$558,255
All Seasons Fund	356,954	269,101	191,390	817,445

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”), The Board has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”), as amended, pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, Class A and Investor Class shares may pay up to 0.25% and Class C may pay up to 1.00% of their average daily net assets for certain distribution activities and shareholder services. No distribution fees are paid on the Institutional Class Shares. For the year ended March 31, 2022, the distribution fees incurred under the Plans amounted to $ 16,403, $66,446 and $195,737 for Class A, Class C, and Investor Class shares, respectively, for the Vice Fund.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended March 31, 2022, the Distributor received $29,253 for the Vice Fund in underwriting commissions for sales of Class A and Class C shares. For the Vice Fund, $4,233 was retained by the principal underwriter or other affiliated broker-dealers

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Funds pay UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities, including futures contracts, owned by the Funds for federal income tax purposes and the respective gross unrealized appreciation and depreciation at March 31, 2022 was as follows:

				Net Unrealized
		Unrealized	Unrealized	Appreciation/
	Tax Cost	Appreciation	Depreciation	(Depreciation)
Vice Fund	$59,631,343	$30,941,547	$(8,336,645)	$22,604,902
All Seasons Fund	951,715	—	—	—

USA Mutuals Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

6. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the years ended March 31, 2022, and March 31, 2021, was as follows:

For the Period Ended March 31, 2022:
	Ordinary	Long-Term	Return	Tax Exempt
Fund	Income	Capital Gains	of Capital	Income	Total
Vice Fund	$384,535	$11,863,344	$—	$—	$12,247,879
All Seasons Fund	—	—	—	—	—

	For the Period Ended March 31, 2021:
	Ordinary	Long-Term	Return	Tax Exempt
Fund	Income	Capital Gains	of Capital	Income	Total
Vice Fund	$—	$4,252,469	$—	$—	$4,252,469
All Seasons Fund	1,430	—	—	—	1,430

As of March 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Vice Fund	$—	$—	$—	$(281,266)	$—	$22,600,357	$22,319,091
All Seasons Fund	—	—	(43,062)	(4,646,577)	—	—	(4,689,639)

The difference between book basis and tax basis unrealized appreciation/(depreciation), undistributed net investment income/(loss) and accumulated net realized gains/(losses) from investments is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market on open Section 1256 options contracts. The unrealized appreciation in the table above includes unrealized foreign currency losses of $(4,545) for the Vice Fund.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Vice Fund	$—
All Seasons Fund	43,062

At March 31, 2022, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carry forwards utilized, as follows:

	Non-Expiring
Fund	Short-Term	Long-Term	Total	CLCF Utilized
Vice Fund	$182,179	$99,087	$281,266	$—
All Seasons Fund	1,822,773	2,823,804	4,646,577	865,719

USA Mutuals Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and the reclassification of Fund distributions, resulted in reclassifications for the Funds for the fiscal year ended March 31, 2022, as follows:

	Paid
	In	Accumulated
Fund	Capital	Earnings (Losses)
Vice Fund	$(43,597)	$43,597
All Seasons Fund	(368,116)	368,116

7.	LINE OF CREDIT

The Vice Fund has entered into a secured line of credit (“LOC”) agreement with US Bank, and may borrow up to the lesser of $5,000,000, 20% of the net assets of the Fund or 33.33% of the gross market value of the assets of the unencumbered assets of the Fund to meet repurchase requests. The Vice Fund is required to maintain asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of at least 300% of the amount borrowed. The LOC permits the Fund to borrow at a rate, per annum, equal to the Prime Rate, which was 3.50%, the average borrowing rate was 3.26%. During the year ended March 31, 2022, the Vice Fund accessed the LOC on 104 Days and had an average outstanding borrowing of $371,510, based solely on the days the LOC was accessed. The maximum balance outstanding during the year was $1,419,000. As of March 31, 2022, the Vice Fund had $138,000 outstanding borrowings.

8.	SECURITIES LENDING

The Vice Fund has entered a Securities Lending Agreement with U.S. Bank NA. The Fund can lend securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the Fund. A portion of the income generated by the investment in the Fund’s collateral, net of any rebates paid by the bank to the borrowers is remitted to US Bank as lending agent and the remainder is paid to the Fund.

Securities lending income is disclosed in the Vice Fund’s Statements of Operations and is net of fees retained by the counterparty. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering securities and possible loss of income or value if the borrower fails to return them. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The remaining contractual maturity of all securities lending transactions are overnight and continuous.

The following table breaks out the Fund’s securities lending transactions accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of March 31, 2022:

			Between
	Overnight and		30 & 90
Securities Lending Transactions	Continuous	< 30 days	days	> 90 days	Total
First American Government Obligations Fund - Class X	$3,540,257	$—	$—	$—	$3,540,257
Total Borrowings	$3,540,257	$—	$—	$—	$3,540,257

USA Mutuals Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2022

At March 31, 2022, the Vice Fund had loaned securities and received cash collateral for the loan. This cash was invested in the First American Government Obligations Fund – Class X (“Money Market Fund”) as shown in the Schedule of Investments. The Fund receives compensation relating to the lending of the Fund’s securities as reflected in the Statements of Operations. The fair value of the securities loaned for the Fund totaled $3,256,276 at March 31, 2022. The securities loaned are noted in the Schedule of Investments. The fair value of the “Collateral for Securities Loaned” on the Schedule of Investments includes only cash collateral received and reinvested that totaled $3,540,257 for Fund at March 31, 2021. This amount is offset by a liability recorded as “Payable for securities lending collateral received” as shown on the Statements of Assets and Liabilities.

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of March 31, 2022, National Financial Services, LLC (for the benefit of its customers) and LPL Financial held approximately 39.1% and 29.4% of the voting securities of the All Seasons Fund’s shares, respectively.

10.	SUBSEQUENT EVENTS

Subsequent events occurring after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than as described below.

11.	FOREIGN TAX CREDIT (UNAUDITED)

The USA Mutuals Vice Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share as of fiscal year ended March 31, 2022, were as follows:

For Fiscal Year Ended
3/31/2022	Foreign Taxes Paid	Foreign Source Income
Vice Fund	$0.01	$0.05

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of USA Mutuals Vice Fund and USA Mutuals All Seasons Fund and
Board of Trustees of Northern Lights Fund Trust IV

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of USA Mutuals Vice Fund (formerly, USA Mutuals Vitium Global Fund) and USA Mutuals All Seasons Fund (formerly, USA Mutuals Navigator Fund) (the “Funds”), each a series of Northern Lights Fund Trust IV, as of March 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2009.

COHEN & COMPANY, LTD.

Cleveland, Ohio

May 27, 2022

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

USA Mutuals Funds

DISCLOSURE OF FUNDS’ EXPENSES (Unaudited)

March 31, 2022

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (10/01/21) and held for the entire period through 03/31/22.

Actual Expenses

The “Actual” columns of the table below provide information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns of the table below provide information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning
	Annualized	Account Value	Ending Account	Expenses Paid	Ending Account	Expenses Paid
	Expense Ratio	10/01/21	Value 03/31/22	During Period *	Value 03/31/22	During Period *
USA Mutuals Vice Fund - Institutional Class	1.24%	$1,000.00	$984.50	$6.14	$1,018.75	$6.24
USA Mutuals Vice Fund - Investor Class	1.49%	1,000.00	983.40	7.37	1,017.50	7.49
USA Mutuals Vice Fund - Class A	1.49%	1,000.00	983.30	7.37	1,017.50	7.49
USA Mutuals Vice Fund - Class C	2.24%	1,000.00	979.80	11.06	1,013.76	11.25
USA Mutuals All Seasons Fund - Institutional Class	1.99%	1,000.00	1,130.00	10.57	1,015.01	10.00

*	Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

USA Mutuals Funds

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2022

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees * **

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, Adviser Counsel, Inc. (formerly J.E. Breslin & Co.) (management consulting firm to investment advisers), (since 2009); Senior Counsel, White Oak Global Advisors, LLC. (since 2016).	2	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust (since 2013); Trustee, BlueArc Multi-Strategy Fund (2014- 2017);
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	Founder and President, TTS Consultants, LLC (financial services) (since 2010).	2	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2012), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)
Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures) (since 2003).	2	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust (since November 2012)

3/31/22 – NLFT IV_v1

USA Mutuals Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

March 31, 2022

Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang Year of Birth:1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Ultimus Fund Solutions, LLC (since 2012).	N/A	N/A
Sam Singh Year of Birth: 1976	Treasurer since 2015	Vice President, Ultimus Fund Solutions, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Jennifer Farrell Year of Birth: 1969	Secretary since 2017	Manager, Legal Administration, Ultimus Fund Solutions, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (since 2015); Legal Trainer, Gemini Fund Services, LLC (2013-2015); Senior Paralegal, Gemini Fund Services, LLC (2006-2012).	N/A	N/A
James Ash Year of Birth: 1976	Chief Compliance Officer since 2019	Senior Compliance Officer, Northern Lights Compliance, LLC (since 2019); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 - 2017).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of March 31, 2022, the Trust was comprised of 27 other active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds managed by the same investment adviser. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-264-8783.

3/31/22 – NLFT IV_v1

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

Proxy Voting Policy

Information regarding how the Funds vote proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-866-264-8783 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-866-264-8783.

Adviser
USA Mutuals Advisors, Inc.
Plaza of the Americas
700 North Pearl Street, Suite 900
Dallas, TX 75201

Administrator
Ultimus Fund Services, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

USAMutuals-AR22

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Joseph Breslin is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Breslin is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022 – $29,500

2021 – $29,500

(b)	Audit-Related Fees

2022 – None

2021 – None

(c)	Tax Fees

2022 – $6,000

2021 – $6,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2022 - None

2021 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2022	2021
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2022 - $0

2021 - $0

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 6/8/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 6/8/22

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 6/8/22